UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 25, 2010

Analysts International Corporation

(Exact name of registrant as specified in its charter)

MN	0-4090	41-0905408
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (952) 835-5900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2010, Analysts International Corporation (the “Company”) entered into Amendment No. 1 to Amended and Restated Rights Agreement with Wells Fargo Bank, N.A. as rights agent (the “Amendment to Restated Rights Agreement”).  The principal purposes of the Amendment to Restated Rights Agreement are to (i) decrease the Purchase Price for the Rights to $30.00 per share, and (ii) make certain other technical and conforming changes that the Company determined were necessary or desirable.

The foregoing summary of the revisions reflected in the Amendment to Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment to Restated Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated by reference herein.  All capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Amendment to Restated Rights Agreement.

Item 3.03 Material Modification to the Rights of Security Holders.

The disclosures set forth in Item 1.01 above are hereby incorporated by reference into this Item 3.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 25, 2010.  Proxies for matters to be voted upon at the annual meeting were solicited pursuant to Regulation 14 under the Securities Exchange Act of 1934, as amended.  Three proposals were voted upon at the annual meeting.  The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2010 (as amended on April 20, 2010).  The final results for the votes regarding each proposal are set forth below.

1.                                      The following nominees were elected to the Board of Directors of the Company for a term of one year:

Name	For	Withhold	Broker Non-Votes

Brigid A. Bonner	2,143,206	188,712	1,655,342
Andrew K. Borgstrom	2,120,701	211,217	1,655,342
Krzysztof K. Burhardt	2,142,616	189,302	1,655,342
Joseph T. Dunsmore	2,169,768	162,150	1,655,342
Galen G. Johnson	2,171,561	160,357	1,655,342
Douglas C. Neve	2,174,159	157,759	1,655,342
Robert E. Woods	2,155,067	176,851	1,655,342

2.                                      An amendment to Section 1 of Article III of the Company’s By-Laws to change the minimum number of directors, to a range of between five and nine, and allow the Board of Directors to increase or decrease the number of directors within that range, was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,742,658	237,287	7,315	0

3.                                      The appointment of Deloitte & Touche LLP as independent registered public accounting firm for the year ending January 1, 2011 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,921,324	57,164	8,772	0

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

3.1	Amendment No. 1 to Restated Bylaws of Analysts International Corporation.
4.1	Amendment No. 1 to Amended and Restated Rights Agreement, dated as of May 25, 2010, by and between Analysts International Corporation and Wells Fargo Bank, N.A.
99.1	Press release entitled, “Analysts International Corporation Announces Results of Annual Shareholder Meeting.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 25, 2010	ANALYSTS INTERNATIONAL CORPORATION

/s/ Randy W. Strobel
Randy W. Strobel
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 1 to Restated Bylaws of Analysts International Corporation.
4.1	Amendment No. 1 to Amended and Restated Rights Agreement, dated as of May 25, 2010, by and between Analysts International Corporation and Wells Fargo Bank, N. A.
99.1	Press release entitled, “Analysts International Corporation Announces Results of Annual Shareholder Meeting.”